                                                                  EXHIBIT 4.8(n)

                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------


          THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is made and entered into this 30th day of June, 1998 by and among EMPRESS ENTERTAINMENT, INC., a Delaware corporation ("EEI"), EMPRESS CASINO JOLIET CORPORATION, an Illinois corporation ("ECJC"), and EMPRESS CASINO HAMMOND CORPORATION, an Indiana corporation ("ECHC"), all of which are hereinafter collectively referred to as "Debtors", and WELLS FARGO BANK, National Association, as Agent Bank on behalf of the Lenders, the Swingline Lender and the L/C Issuer, all of which are described hereinbelow (hereinafter referred to, in such capacity, as "Agent Bank").

                               R E C I T A L S:
                               - - - - - - - -
          A. Reference is made to that certain Credit Agreement executed concurrently, or substantially concurrent, herewith (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Debtors, as Borrowers, the Lenders therein named (each, together with their respective successors and assigns, individually being referred to herein as a "Lender" and collectively as the "Lenders"), the Swingline Lender therein named (together with its successors and assigns, the "Swingline Lender"), the L/C Issuer therein named (together with its successors and assigns, the "L/C Issuer"), and Agent Bank (with the Lenders, the Swingline Lender, the L/C Issuer and Agent Bank being collectively referred to herein as the "Banks").

          B. In this Agreement, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Credit Agreement and any reference to a provision of the Credit Agreement shall be deemed to incorporate that provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

          C. The Debtors desire to grant a security interest to Agent Bank in all of their now owned, or hereafter acquired, right, title and interest in, and to, the Trademarks and the Copyrights as well as the proceeds of all such collateral.

          NOW, THEREFORE, in consideration of the premises and the terms and conditions contained herein, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  As used herein, the following terms shall
                      -----------
have the respective meanings set forth below and unless the context otherwise requires, capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Credit Agreement.

          "Abandoned and De Minimis Common Law Trademarks" shall mean those common law Trademarks owned or previously owned by any of the Debtors that have been abandoned and have not more than de minimis value.

          "Abandoned and De Minimis Trademarks" shall mean those Trademarks owned or previously owned by any of the Debtors that have been abandoned and have not more than de minimis value.

          "Agreement" shall mean this Trademark Security Agreement, including all amendments, supplements and extensions hereto and restatements hereof entered into at any time and from time to time and any exhibits or schedules to any of the foregoing.

          "Copyrights" mean all copyrights, copyright registrations, and copyright applications, which, in each case, are now or hereafter filed with the Copyright Office of the Library of Congress or any similar office or agency of any other countries or used in the United States, any state, territory or possession thereof or any other country, and all renewals thereof, which are owned by Debtors, or any of them.

          "Empress Banquets License" shall mean that certain License Agreement under date of May 20, 1998 by and between The Empress, Ltd. and ECJC pursuant to which ECJC has granted to The Empress, Ltd. the right to continued use of the "Empress Banquets" and "Empress" trademarks at its facility in Addison, Illinois.

          "Hammond License" shall mean that certain Trademark License Agreement dated as of June 30, 1997 by and between ECJC and ECHC pursuant to which ECHC is granted a license to utilize some of the Trademarks.

          "Intellectual Property Collateral" shall mean all of the property and interests in property described in Section 2.01 hereof which shall, from time to time, secure any of the Secured Obligations.

          "Loan Documents" shall have the meaning set forth by Section 1.01 of the Credit Agreement.

          "Secured Obligations" shall mean all indebtedness, obligations and liabilities of Debtors, or any of them, arising under the Credit Agreement, the Notes and/or any other Loan Document and any other indebtedness, obligation or liability of Debtors, or any of them, which may be secured by any of said Loan Documents, all as such obligations or Loan Documents may be modified, amended, supplemented, restated, increased or extended from time to time.

          "Trademarks" shall mean all right, title and interest of the Debtors, or any of them, in the United States and throughout the world, in and to all of their respective now owned and hereafter acquired trademarks, service marks, trade names, trade dress, colors, designs, logos, indicia, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and all registrations and applications to register the same, except applications based on an intent to use until the filing of a verified statement of use accepted by the U.S. Trademark Office, and all renewals thereof, and the goodwill and business relating to such applications, which Trademarks include, without limitation, all such items which are particularly described by Schedule A attached hereto and incorporated by reference herein.

          Section 2.  Intellectual Property Collateral; General Terms.
                      -----------------------------------------------

               2.01.  Security Interest.  To secure the prompt payment of the
                      -----------------
Secured Obligations, the Debtors hereby grant to the Agent Bank a first priority continuing security interest in and to all of the following property and interests in property of the Debtors, or any of them, whether now owned or existing, hereafter acquired or arising, or in which the Debtors, or any of them, now or hereafter have any rights, including without limitation any such property used in or useful to the businesses of Debtors, or any of them, or the operation of such businesses, and wheresoever located (collectively, the "Intellectual Property Collateral"):

                    a. all right, title and interest of Debtors, or any of them, in and to the Trademarks (other than Abandoned and De Minimis Trademarks);

                    b. all right, title and interest of Debtors, or any of them, in and to all: (i) income, royalties, damages and payments now and hereafter due and/or payable under all Trademarks; and (ii) rights accruing during the term of this Agreement to sue and collect damages and payments for past or future infringements of the Trademarks;

                    c. all the goodwill in the businesses symbolized by the Trademarks;

                    d. all right, title and interest of Debtors, or any of them, in and to the Copyrights;

                    e. all right, title and interest of Debtors, or any of them, in and to all (i) income, royalties, damages and payments now and hereafter due and/or payable under all Copyrights and (ii) rights accruing during the term of this Agreement to sue and collect damages and payments for past or future infringement of the Copyrights; and

                    f.   all proceeds of any of the foregoing.

               2.02.  Existing Trademarks and Copyrights.  All presently known
                      ----------------------------------
registered Trademarks or pending applications for Trademarks, registered Copyrights and pending applications for copyright registration in which the Debtors, or any of them, have an interest, other than Abandoned and De Minimis Trademarks, are listed on Schedule A attached hereto and made a part hereof.
All presently known common law Trademarks in which the Debtors, or any of them, have an interest, other than Abandoned and De Minimis Common Law Trademarks, are also listed on Schedule A attached hereto and made a part hereof.

               2.03.  Initial Filing.  This Agreement may, in the sole and
                      --------------
absolute discretion of Agent Bank, be filed for recordation in the United States Patent and Trademark Office, with respect to Trademarks and in the U.S. Copyright Office with respect to Copyrights. Upon request by the Agent Bank, the Debtors shall cause this Agreement to be filed with the copyright or trademark registration office of the States of Illinois and Indiana and any province, territory or country in which the Agent Bank, in its reasonable discretion, determines that registration and/or recordation is necessary or appropriate to perfect the Agent Bank's security interest in the Intellectual Property Collateral.

          Section 3.  Representations and Warranties.
                      ------------------------------

               3.01.  General Representations and Warranties.  The Debtors
                      --------------------------------------
represent and warrant to the Agent Bank that:

                    a.   Title to Intellectual Property Collateral.
                         -----------------------------------------

                    (i) The Debtors own all Intellectual Property Collateral, subject to no assignments, liens, licenses or other security interests, encumbrances or title defects, infringements or other adverse claims, other than: (i) the Hammond License; (ii) the Empress Banquets License; (iii) the ECJC Permitted Encumbrances;
               (iv) the ECHC Permitted Encumbrances; and (v) or other adverse claims which would not reasonably be expected to result in Material Adverse Effect. None of the Debtors have signed, filed or recorded any assignment in favor of any person (other than Agent Bank) with respect to any of the Intellectual Property Collateral, in the United States Patent and Trademark Office, in the U.S. Copyright Office or in the copyright or trademark office of any state, province, territory or country; and

                    (ii) All federally registered or state registered
               Intellectual Property Collateral now owned by the Debtors, or any of them, are listed in Schedule A hereto and all material common law Intellectual Property Collateral known to and now owned by the Debtors, or any of them, is listed in Schedule B hereto.

                    b.   Due Execution.  The Debtors have the right and power
                         -------------
and are duly authorized and empowered to enter into, execute and deliver and perform this Agreement and the transactions contemplated hereby; this Agreement has been duly and validly executed by the Debtors and constitutes a legal, valid and binding obligation of Debtors enforceable in accordance with its terms.

                    c.   Perfection.  This Agreement creates a valid security
                         ----------
interest in the Intellectual Property Collateral securing the repayment of the Secured Obligations and all filing and other actions necessary in order to perfect and protect such security interest have been duly taken or will be taken immediately following the date hereof.

               3.02.  Trademark and Copyright Representation and Warranty.  All
                      ---------------------------------------------------
Intellectual Property Collateral consisting of applications for registrations of Trademarks and Copyrights have been duly and properly filed and all Intellectual Property Collateral consisting of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) have been duly and properly filed and issued (other than pending applications) and are valid and enforceable.

               3.03.  Warranty and Reaffirmation of Warranties and
                      --------------------------------------------
Representations; Survival of Warranties and Representations. Each request for a
-----------------------------------------------------------
Borrowing made by the Debtors, or any of them, pursuant to the Loan Documents shall constitute a reaffirmation, as of the date of said request, of the representations and warranties of the Debtors contained in Section 3 hereof with respect to Intellectual Property Collateral then existing (except to the extent that Debtors may otherwise notify Agent Bank, in writing, concurrently with, or prior to, any such request). All representations and warranties of the Debtors contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties thereto.

          Section 4.  Covenants.
                      ---------

               4.01.  Affirmative Covenants.  Unless the Agent Bank otherwise
                      ---------------------
agrees in writing, the Debtors covenant that they shall:

                    a.   Delivery of Documents.  Furnish to the Agent Bank, from
                         ---------------------
time to time upon its request, a complete status report of all Intellectual Property Collateral and deliver to the Agent Bank copies of any such Intellectual Property Collateral and other documents concerned with or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property Collateral, and such other data and information as the Agent Bank from time to time may reasonably request bearing upon or related to the Intellectual Property Collateral.

                    b.   Defense of Title.  Use all reasonable efforts to defend
                         ----------------
their title to the Intellectual Property Collateral against all claims of all Persons whomsoever which could reasonably be expected to have a Material Adverse Effect (as defined in the Credit Agreement) on the business of any of the Debtors, except with respect to liens and other rights created or permitted hereby.

                    c.   Execute Addenda.  Promptly upon the filing of any
                         ---------------
application for registration of a trademark or copyright and upon the issuance of any trademark registration, they shall, unless the Agent Bank agrees otherwise in writing:

                    (i) execute an addendum to this Agreement, which addendum shall identify such trademark or copyright application as necessary to perfect a security interest in such trademark or copyright application;

                    (ii) with respect to United States trademark or copyright applications, cause this Agreement and such addendum to be recorded in the United States Patent and Trademark Office or U.S. Copyright Office, as appropriate; and

                    (iii) upon request by the Agent Bank, cause this Agreement and such addendum to be recorded with the trademark or copyright registration office of any state in the United States in which the Agent Bank determines, in its sole discretion, that filing is necessary or advisable to perfect the Agent Bank's security interest in the Intellectual Property Collateral subject to such addendum.

                    d.   Affix Notices.  Whenever any trademarks or trade names
                         -------------
are used by or on behalf of any of them, use their best efforts to affix or cause to be affixed, where necessary to protect all of their right, title and interest in any such trademark or trade name, a notice that the mark is a trademark, a service mark or is registered, which notice shall be in a form accepted or required by the trademark marking laws of each province, territory or country in which the mark is so used.

                    e.   Notice of Abandonment.  Notify the Agent Bank as soon
                         ---------------------
as reasonably practicable of its intention to voluntarily suspend use of or voluntarily abandon any material trademarks, trade names or applications or registrations thereof (it being understood that suspension of use or abandonment of a material trademark, trade name or application or registration thereof shall be deemed reasonable by the Agent Bank under circumstances in which the Debtors reasonably believe that: (i) continued use or maintenance of the trademark, trade name or application or registration thereof will subject them to liability to a third party for wilful infringement; and (ii) the contemplated suspension or abandonment represents a reasonable alternative to the contemplated liability), and obtain the written permission of the Agent Bank to such abandonment, which permission shall not be unreasonably withheld or delayed. In the event that such permission to abandon is reasonably withheld by the Agent Bank, the Debtors shall, at their own expense, take all action reasonably necessary to continue and maintain each item of Intellectual Property Collateral in force.

               4.02.  Negative Covenants.  Without the Agent Bank's prior
                      ------------------
written consent, which may be withheld by Agent Bank in its sole discretion, none of the Debtors shall license (excluding the Hammond License and the Empress Banquets License, and also excluding licenses made in the ordinary course of business), transfer, convey or encumber any interest in or to the Intellectual Property Collateral or take any action, or permit any action to be taken, or fail to take any action which individually or in the aggregate would affect the validity or enforceability of any material portion of the Intellectual Property Collateral or of the security interest of the Agent Bank therein or which would otherwise violate, in any material respect, any provision of any Loan Document.

               4.03.  Notice of Proceedings.  The Debtors shall promptly notify
                      ---------------------
the Agent Bank, in writing, of any suit, action or proceeding brought against any of them relating to, concerned with, or affecting any of the Intellectual Property Collateral, if such suit, action or proceeding constitutes or becomes a Material Adverse Effect. Debtors shall, upon request from Agent Bank, deliver to the Agent Bank a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Agent Bank fully advised in writing of the progress of any such suit, action or proceeding.

               4.04.  Infringement.  In the event of any infringement of the
                      ------------
Intellectual Property Collateral by other persons, or in the event of any other conduct by other persons to the detriment of the Intellectual Property Collateral, which has constituted or in the future could reasonably be expected to constitute a Material Adverse Effect on the business and operations of any of the Debtors, the Debtors shall promptly notify the Agent Bank in writing of such infringement or other conduct and the full nature, extent, evidence and circumstances of such infringement or other conduct known to any of the Debtors. The Debtors shall take all reasonable steps to protect their interests and rights in such Intellectual Property Collateral and shall provide the Agent Bank written notice of all material occurrences and developments with respect to such Intellectual Property Collateral. If reasonably requested by the Agent Bank, the Debtors shall send to the person committing such infringement or engaging in such other conduct, no later than thirty (30) calendar days after such request, a letter, in form and substance reasonably satisfactory to the Agent Bank, by personal delivery or by U.S. first-class registered or certified mail (return receipt requested) demanding that such person cease and desist forthwith from committing such infringement or engaging in such other conduct. In the event that (a) within forty-five (45) calendar days thereafter, good faith negotiations between the Debtors and such other person have not commenced regarding the cessation of such infringement or other conduct or (b) negotiations have commenced within such period, but thereafter cease to be carried on in good faith; the Debtors shall, at the request of Agent Bank, promptly bring and diligently and vigorously maintain an action to stop such infringement and other conduct (to the extent that, and so long as, such diligent and vigorous maintenance of an action is reasonable in light of the materiality of such infringement or other conduct and in light of the materiality of the item(s) of Intellectual Property Collateral which are subject to such infringement or other action). The Debtors shall diligently and vigorously maintain such action until a decision is obtained from which no review or appeal can or has been taken or until such action is resolved otherwise in a manner reasonably satisfactory to the Agent Bank. If any Debtor requests Agent Bank to approve an action as reasonable and Agent Bank does not object thereto within ten (10) days after receipt of such request, specifying the reasons for such objection, the same shall be deemed approved. If reasonably requested by the Agent Bank, subject to other provisions of this Agreement, the Debtors shall assume and continue, at their own cost and expense, through counsel reasonably acceptable to the Agent Bank, full and complete responsibility for the prosecution of any infringement of (or other conduct materially and adversely affecting) the Intellectual Property Collateral and otherwise defend and take all reasonable steps to assure the grant, validity and enforceability of the Intellectual Property Collateral, whether by judicial or nonjudicial means.

               4.05.  Payment of Charges and Claims.  If the Debtors, at any
                      -----------------------------
time or times hereafter, shall fail to pay charges in respect of the Intellectual Property Collateral when due or promptly obtain the discharge of such charges or of any lien, claim or encumbrance asserted against the Intellectual Property Collateral, the Agent Bank may, without waiving or releasing any obligation or liability of the Debtors hereunder or any Event of Default under any of the Loan Documents, in its sole discretion, at any time or times thereafter, make such payment, or any part thereof, or obtain such discharge and take any other action with respect thereto which the Agent Bank reasonably deems advisable (provided that Agent Bank has first given Debtors notice of the proposed payment or action and Debtors have failed to make such payment or take such action within ten (10) Banking Business Days thereafter). All sums so paid by the Agent Bank and any expenses incurred by the Agent Bank on its behalf, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Debtors to the Agent Bank and shall be Secured Obligations secured by the Collateral under any of the Loan Documents, including, without limitation, the Intellectual Property Collateral, and shall bear interest, accruing from the date of such demand, at the Default Rate which is set forth in the Credit Agreement.

          Section 5.  Agent Bank's Rights and Remedies.
                      --------------------------------

               5.01.  Remedies.  Upon the occurrence and continuation of an
                      --------
Event of Default under any of the Loan Documents, the Agent Bank shall have and may exercise any one (1) or more of the rights and remedies provided to it under any of the Loan Documents or provided by any applicable law, including but not limited to, all of the rights and remedies of a secured party under the Uniform Commercial Code and the Debtors hereby agree to make the Intellectual Property Collateral available to the Agent Bank, to extent applicable, at a place to be designated by the Agent Bank which is reasonably convenient to the parties, authorize the Agent Bank to take possession of the Intellectual Property Collateral with or without demand and with or without process of law and, following at least ten (10) days' notice to Debtors of the time and place of sale, to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the Secured Obligations in the order specified in the Credit Agreement, or as otherwise agreed to by the Agent Bank. In addition to the foregoing, if an Event of Default shall occur and be continuing, the Agent Bank may, by written notice to the Debtors, take any or all of the following actions to the extent permitted by law: (i) declare the entire right, title and interest of the Debtors in and to each of the Copyrights and the Trademarks, the goodwill in the business symbolized by the Trademarks, together with all trademark rights and rights of protection to the same to be immediately vested in the Agent Bank, in which case the Debtors agree to execute an assignment in form and substance reasonably satisfactory to the Agent Bank of all their rights, title and interest in and to the Copyrights and the Trademarks to the Agent Bank; (ii) take and use or sell the Copyrights and Trademarks and the goodwill of any of the Debtors' businesses symbolized by the Trademarks and the right to carry on the businesses and use of the assets of any of the Debtors in connection with which the Copyrights and Trademarks have been used; and (iii) direct the Debtors to refrain, in which event the Debtors shall refrain, from using the Copyrights and Trademarks in any manner whatsoever, directly or indirectly, and, if requested by the Agent Bank, change the Debtors' corporate name(s) to eliminate therefrom any use of any Trademark and execute such other and further documents that the Agent Bank may request to further confirm this and to transfer ownership of the Trademarks and registrations and any pending trademark application in the United States Patent and Trademark Office and/or the Copyrights and registrations and any pending applications for copyright registration in the U.S. Copyright Office to the Agent Bank.

               5.02.  Appointment of the Agent Bank as the Debtors' Lawful
                      ----------------------------------------------------
Attorney. Upon the occurrence and during the continuation of an Event of Default
--------
under any of the Loan Documents, the Debtors irrevocably designate, make, constitute and appoint the Agent Bank (and all persons designated by the Agent
Bank) as the true and lawful attorney (and agent-in-fact) of each of them, and the Agent Bank, or the Agent Bank's agent, may, without notice to any of them take any action as the Agent Bank reasonably deems necessary under the circumstances to file, prosecute, defend, issue, maintain, enforce or otherwise take action in respect to the Intellectual Property Collateral as required or permitted hereby, or to carry out any other obligation or duty of any of the Debtors under this Agreement, including, without limitation, the right to execute any assignment of the Intellectual Property Collateral in the event any of the Secured Obligations are accelerated in accordance with any of the Loan Documents, and the employment of counsel. The Debtors shall pay all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent Bank in connection with such action and such fees and expenses shall form part of the Secured Obligations.

          Section 6.  Remedies Cumulative; etc.  The rights, remedies and
                      -------------------------
benefits of the Agent Bank herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which the Agent Bank may have under this Agreement, the Credit Agreement or any other Loan Document or at law, in equity, by statue or otherwise. The obligations of Debtors hereunder shall be joint and several.

          Section 7.  Expenses.  The Debtors will pay the Agent Bank all
                      --------
reasonable expenses (including reasonable expenses for legal services of every kind) of, or incidental to: (i) the preparation or filing of, or the performance or enforcement of any of the provisions of, this Agreement; (ii) or to the extent permitted hereunder, any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Intellectual Property Collateral or the care of the Intellectual Property Collateral or defending or asserting the rights and claims of the Agent Bank in respect of the Collateral, by litigation or otherwise, including but not limited to reasonable expenses of insurance and the reasonable fees and expenses of counsel for the Agent Bank. All such expenses shall be payable to Agent Bank upon demand and shall, at any time when there is an uncured Event of Default existing, accrue interest, from the date of such demand, at the Default Rate as defined in the Credit Agreement. Debtors' obligation to repay such expenses and accrued interest thereon shall be Secured Obligations secured by the Intellectual Property Collateral and the Collateral under the Loan Documents.

          Section 8.  Indemnity.  Debtors hereby agree to jointly and severally
                      ---------
indemnify, protect, defend and save harmless Agent Bank and each of the Banks as well as their respective directors, trustees, officers, employees, agents, attorneys and stockholders (individually an "Indemnified Party" and collectively, the "Indemnified Parties") from and against, any and all losses, damages, expenses or liabilities of any kind or nature from any investigations, suits, claims, demands or other proceedings, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with: (i) the preparation or administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Intellectual Property Collateral, (iii) the exercise or enforcement of any of the rights, or the defense thereof, of the Agent Bank hereunder or under any of the Loan Documents, or (iv) the failure of the Debtors to perform or observe any of the provisions hereof. It is provided, however, that Debtors shall not be obligated to indemnify, protect, defend or save harmless an Indemnified Party if, and to the extent, the loss, damage, expense or liability was caused by (a) the gross negligence or willful misconduct of such Indemnified Party, or (b) the breach of this Agreement or any other Loan Document by such Indemnified Party or the breach of any laws, rules or regulations by such Indemnified Party (other than those breaches of laws arising from any Debtor's default). In case any action shall be brought against any Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Debtors, Agent Bank shall promptly notify Debtors in writing, and Debtors shall assume the defense thereof, including the employment of counsel selected by Debtors and reasonably satisfactory to Agent Bank, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by an Indemnified Party that such counsel would have a conflict representing such Indemnified Party and Debtors, the applicable Indemnified Party shall have the right to employ, at the expense of Debtors, separate counsel in any such action and to participate in the defense thereof. Debtors shall not be liable for any settlement of any such action effected without their consent, but if settled with Debtors' consent, or if there be a final judgment for the claimant in any such action, Debtors agree to indemnify, defend and save harmless such Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. In the event that any Person is adjudged by a court of competent jurisdiction not to have been entitled to indemnification under this Section 8, it shall repay all amounts with respect to which it has been so adjudged. If and to the extent that the indemnification provisions contained in this Section 8 are unenforceable for any reason, the Debtors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

The provisions of this Section 8 shall survive the termination of this Agreement, the repayment of the Bank Facilities and the assignment or subparticipation of all or any portion of the Bank Facilities.

          Section 9.   No Delay; Waiver, etc.  No delay on the part of the Agent
                       ----------------------
Bank in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. To the fullest extent permitted by law and except as otherwise provided for in this Agreement, the Debtors waive: (a) all rights to notice of a hearing prior to the Agent Bank's taking possession or control of, or to the Agent Bank's reply, attachment or levy upon, the Intellectual Property Collateral or any bond or security which might be required by any court prior to allowing the Agent Bank to exercise any of the Agent Bank's remedies; and (b) the benefit of all valuation, appraisement and exemption laws. The Debtors acknowledge that they have been advised by counsel with respect to this Agreement, the waivers contained herein and the transactions evidenced by this Agreement.

          Section 10.  Further Assurances.  The Debtors agree to do such further
                       ------------------
acts and things and to pay the reasonable costs and expenses in connection with such acts (including, without limitation, the recording of the security interest with respect to the Intellectual Property Collateral with any trademark office in any state, province, territory or country), and to execute and deliver or cause to be executed and delivered such supplemental documentation, additional conveyances, assignments, and similar instruments, as the Agent Bank may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Intellectual Property Collateral or any part thereof or in order better to assure and confirm unto the Agent Bank its rights and remedies hereunder or further to effectuate the purposes of this Agreement and to pay the costs and expenses in connection with such acts. The Debtors agree that, where permitted under applicable law, a carbon, photographic or other reproduction, of this Agreement is sufficient as a recordable assignment.

          Section 11.  Modification.  No amendment hereof shall be effective
                       ------------
unless contained in a written instrument signed by the parties hereto.

          Section 12.  Notices.  All notices and other communications provided
                       -------
to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted. If any facsimile is transmitted at a time which is not during regular business hours at the location to which such facsimile is transmitted, it shall be deemed transmitted on the next Banking Business Day.

          If to Debtors:      Empress Entertainment, Inc.
                              2300 Empress Drive
                              Joliet, Illinois   60436

                              Attn:  Mike Hansen
                              Facsimile No. (815)744-5818

                              Empress Casino Joliet
                                Corporation
                              2300 Empress Drive
                              Joliet, Illinois   60436

                              Attn:  Mike Hansen
                              Facsimile No. (815)744-5818

                              Empress Casino Hammond
                                Corporation
                              2300 Empress Drive
                              Joliet, Illinois   60436
                              Attn:  Mike Hansen
                              Facsimile No. (815)744-5818

          If to Secured
          Party:              Wells Fargo Bank, N.A.,
                                Agent Bank
                              Commercial Banking Division
                              One East First Street
                              Reno, NV  89501
                              Attn:  Mr. Casey Potter, V.P.
                              Facsimile No.  (702) 334-5637

          Section 13.  Termination.  This Agreement shall terminate upon the
                       -----------
occurrence of Bank Facility Termination and the due release and termination of the Security Documentation which is executed and delivered concurrently, or substantially concurrent, herewith. Upon any such termination the Agent Bank will, at the Debtors' expense, execute and deliver to the Debtors such documents as the Debtors shall reasonably request to evidence such termination and release the security interest in the Intellectual Property Collateral granted hereunder; provided, however, that this Agreement shall continue to be effective, or shall be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is reduced, rescinded or must otherwise be restored or returned by the Agent Bank upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Debtors, or any of them, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any of the Debtors or any of their respective property or otherwise.

          Section 14.  Governing Law.  This Agreement has been delivered and
                       -------------
shall be deemed to have been made in Illinois and, shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Illinois (exclusive of choice and conflict of laws provisions thereof to the extent allowed by law) except with respect to those matters regarding the Intellectual Property Collateral to which the law of the United States or the law of a foreign sovereign jurisdiction applies.

          Section 15.  Consent to Jurisdiction.  Any suit, action or proceeding
                       -----------------------
against any of the Debtors arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in the State of Illinois, and the Debtors hereby irrevocably waive any objection which any of them may have or hereafter have to the laying of such venue of any such suit, action or proceeding and any claim that any such suit, action or proceeding has been brought in inconvenient forum, and the Debtors hereby irrevocably submit the person and property of each of them to the jurisdiction of any such court in any such suit, action or proceeding. The Debtors hereby consent to the service of process in any suit, action or proceeding of the nature referred to in this paragraph by the mailing of the copy thereof by registered or certified mail, postage prepaid, or personally delivering a copy thereof to the Debtors, addressed to the addresses specified in Section 12 hereof or at such other address(es) as the Debtors may hereafter specify to the Agent Bank in writing. Nothing in this paragraph shall affect the right of the Agent Bank to serve process in any other manner permitted by law or limit the right of Agent Bank to bring any such action or proceeding against any of the Debtors or their property in the courts of any other jurisdiction.

          Section 16.  Successors and Assigns.  Whenever in this Agreement any
                       ----------------------
of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all grants, covenants, promises and agreements by or on behalf of any of the Debtors shall bind the successors and assigns of such Debtors and inure to the benefit of the successors, assigns and transferees of the Agent Bank, provided that none of the Debtors shall assign all or any portion of their respective rights, duties or obligations hereunder without the prior written consent of Agent Bank. The obligations of Debtors hereunder shall be joint and several.

          Section 17.  Severability.  If any part of this Agreement is contrary
                       ------------
to, prohibited by or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible. If any part of this Agreement is contrary to, prohibited by or deemed invalid under the applicable laws and regulations of one (1) jurisdiction, such provisions shall not thereby be rendered invalid in any other jurisdiction. Should any part or provision of this Agreement be deemed by a court or other Governmental Authority of competent jurisdiction to be an assignment of any trademark, trade name or registration thereof so as to result in the Debtors' abandonment thereof, such part or provision (but no other) shall be construed as providing for a security interest and not an assignment, all in order to preclude such abandonment and, if such construction shall not be accepted by such court or other Governmental Authority such part or provision (but no other) shall be deemed null and void as to such trademark, trade name or registration thereof in the jurisdiction where abandonment might otherwise result.

          Section 18.  Headings.  Section headings used herein are for
                       --------
convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          Section 19.  Subsequent Execution by ECJC.  This Agreement is executed
                       ----------------------------
by EEI and by ECHC on the date set forth above, and will be executed by ECJC on, or before, the Closing Date. By execution of this Agreement, EEI and ECHC acknowledge that they shall be jointly and severally liable for all obligations of the Debtors hereunder, until such time as this Agreement is executed by ECJC (if at all), at which time EEI, ECHC and ECJC shall be jointly and severally liable for all obligations of the Debtors hereunder.

          Section 20.  Counterparts.  This Agreement may be executed by the
                       ------------
parties hereto in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute but one and the same document.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.

DEBTORS:                           AGENT BANK:

EMPRESS ENTERTAINMENT, INC.,       WELLS FARGO BANK, National
a Delaware corporation             Association, as Agent Bank



By John Costello                   By Joseph L. Brady
   -------------------------          -----------------------------
Name John Costello                    Joseph L. Brady
     -----------------------          SR Vice President
Title VP & CFO
      ----------------------

EMPRESS CASINO JOLIET
CORPORATION, an Illinois
corporation


By John Costello
   -------------------------
Name John Costello
     -----------------------
Title VP & CFO
      ----------------------

EMPRESS CASINO HAMMOND
CORPORATION, an Indiana
corporation


By John Costello
   -------------------------
Name John Costello
     -----------------------
Title VP & CFO
      ----------------------

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )

          I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John Costello, whose name as Vice President - CFO of EMPRESS ENTERTAINMENT, INC., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          Given under my hand and Official Seal this 30th day of June, 1998.


                              Joanne Bruen
                              -------------------------------
[Seal]                        Notary Public

                              My commission expires: 10/14/00

                              Joanne Bruen
                              -------------------------------
                              (Printed Name)
                              Notary Public in and for the
                              State of Illinois

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )

          I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John Costello, whose name as Vice President - CFO of EMPRESS CASINO JOLIET CORPORATION, an Illinois corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          Given under my hand and Official Seal this 30th day of June, 1998.


                              Joanne Bruen
                              -------------------------------
[Seal]                        Notary Public

                              My commission expires: 10/14/00

                              Joanne Bruen
                              -------------------------------
                              (Printed Name)
                              Notary Public in and for the
                              State of Illinois

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )

          I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that John Costello, whose name as Vice President - CFO of EMPRESS CASINO HAMMOND CORPORATION, an Indiana corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

          Given under my hand and Official Seal this 30th day of June, 1998.


                              Joanne Bruen
                              -------------------------------
[Seal]                        Notary Public

                              My commission expires: 10/14/00

                              Joanne Bruen
                              -------------------------------
                              (Printed Name)
                              Notary Public in and for the
                              State of Illinois

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF ILLINOIS  )

          I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Joseph L. Brady, whose name as SR Vice President of WELLS FARGO BANK, National Association, a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said national banking association.

          Given under my hand and Official Seal this 30th day of June, 1998.


                              Joanne Bruen
                              -------------------------------
[Seal]                        Notary Public

                              My commission expires: 10/14/00

                              Joanne Bruen
                              -------------------------------
                              (Printed Name)
                              Notary Public in and for the
                              State of ILLINOIS

                                                           Updated:06/10/98

                      EMPRESS CASINO JOLIET CORPORATION
                           TRADEMARKS & SERVICE MARK

------------------------------------------------------------------------------------------------------------------------------------
       MARK            SERIAL         FILING     STATUS                REGISTRATION    INTERNATIONAL          GOODS OR
                        NO.            DATE                                DATE            CLASS              SERVICES
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS       75/421,079       1/21/98   Pending                                 35,41,42        (IC 35) Promoting casino
DESIGN OF A                                    Assigned to                                             services through the
WOMEN WITH                                     Examiner                                                administration of incentive
EXTENDED HAIR                                  6/9/98                                                  award programs; (IC 41)
                                                                                                       casino services, and
                                                                                                       preferred customer program
                                                                                                       in the field of casino
                                                                                                       services; (IC 42) hotel
                                                                                                       services,restaurant services
                                                                                                       and retail shop services
                                                                                                       featuring novelties and
                                                                                                       souvenirs
------------------------------------------------------------------------------------------------------------------------------------
THE EMPRESS          74/226,028      11/29/91  Registered, Reg. No.      8/15/95       41              Casino services, not
                                               1,912,772.                                              including dinner cruise ship
                                                                                                       services
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS              74/255,169      03/13/92  Registered, Reg. No.
                                               2,034,357.                2/11/97       41              Casino services, not
                                                                                                       including dinner cruise ship
                                                                                                       services [originally--
                                                                                                       casino services, excluding
                                                                                                       those rendered on a cruise
                                                                                                       ship]
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS              74/255,297      03/13/92  Registered, Reg. No.      10/21/97      41              Casino services
                                               2,107,523.
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS              74/495,726      03/01/94  Opposition dismissed,                   41              Casino services, not
                     (child)                   Application to proceed.                                 including dinner cruise ship
                                                                                                       services
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MARK                     SERIAL    FILING             STATUS             REGISTRATION   INTERNATIONAL       GOODS OR SERVICES
                          NO.      DATE                                      DATE           CLASS
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS (stylized)    74/495,672   03/01/94     Opposition dismissed;                    41           Casino services, not including
                      (parent)                  Application to proceed.                               dinner cruise ship services
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS RIVER CASINO  74/495,673   03/01/94     Opposition dismissed;                    41           Casino services, not
and design (woman                               Application to proceed.                               including dinner cruise ship
with hair extended -                                                                                  services
black and white)
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS RIVER CASINO  74/495,676   03/01/94     Opposition dismissed;                    41           Casino services, not including
and design (woman     (child)                   Application to proceed.                               dinner cruise ship services
with hair extended -
leaf and gold)
------------------------------------------------------------------------------------------------------------------------------------
EMPRESSMILES          74/613,639   12/21/94     Registered, Reg. No.                                  Promoting casino services
                                                1,945,518                    1/2/96      35           through the administration of
                                                                                                      incentive award programs
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS               75/067,616   03/05/96     Registered, Reg. No.         9/30/97     42           Hotel services
                                                2,102,174
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS CASINO        75/070,785   03/11/96     Opposition dismissed;                    41           Casino services
                                                Application to proceed
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS               75/059,142   02/16/96     Response to Final                        6,20,21,30   (IC 6) Metal money clips,
                      (Parent)                  Office Action entered                                 metal key chains and metal
                                                on 12/22/97                                           license plate frames; (IC 20)
                                                                                                      non-metal money chips,
                                                                                                      non-metal key chains and
                                                                                                      non-metal license plate
                                                                                                      frames; (IC 21) a full line
                                                                                                      of glassware and mugs;
                                                                                                      (IC 30) candy
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MARK                     SERIAL         FILLING    STATUS                    REGISTRATION     INTERNATIONAL      GOODS OR SERVICES
                           NO.          DATE                                     DATE             CLASS
-----------------------------------------------------------------------------------------------------------------------------------
EMPRESS                  75/975,808     02/16/96  Filed 2/16/96                             3, 9, 16 & 34    (IC 3) Perfume; (IC 9)
                         (Child)                  Divided from                                               binoculars and
                                                  75/059,142                                                 magnets; (IC 16) pens,
                                                  Non-final Office Action                                    pencils, photograph
                                                  entered 8/15/96                                            albums and playing
                                                                                                             cards; (IC 34)
                                                                                                             ashtrays, not of
                                                                                                             precious metals
-----------------------------------------------------------------------------------------------------------------------------------
EMPRESS                  75/976,982     02/16/96  Divided from                              25               Clothing, namely
                         (Child)                  75/059,142                                                 t-shirts, sweat shirts,
                                                  Approved for                                               sweat shorts, tank
                                                  publication 5/5/98                                         tops, hats and jackets.
------------------------------------------------------------------------------------------------------------------------------------
EMPRESS CLUB             75/061,443     02/23/96  Opposition No. 107,106                    41               Preferred customer
                                                  Opposed by Caesars                                         program in the field of
                                                  World's Inc.;                                              casino services
                                                  Filed new Motion to                                        (amendment to services
                                                  Extend Time 6/2/98.                                        pending)

                                                  The Empress, Ltd.
                                                  Opposition dismissed;
                                                  Application to proceed.
------------------------------------------------------------------------------------------------------------------------------------
THE JEWEL OF THE GREAT   75/339,905     05/13/97  Publication date                          41               Casino services
MIDWEST                                           03/24/98
------------------------------------------------------------------------------------------------------------------------------------
EXCITEMENT IS A LADY     75/329,326     05/13/97  Registered, Reg. No.       5/19/98        41               Casino services
NAMED EMPRESS                                     2,159,095
------------------------------------------------------------------------------------------------------------------------------------

                          EMPRESS STATE REGISTRATIONS

----------------------------------------------------------------------------------------------------------------------------------
                      SERIAL       FILLING                         REGISTRATION   INTERNATIONAL
         MARK           NO.        DATE             STATUS            DATE            CLASS              GOODS OR SERVICES
----------------------------------------------------------------------------------------------------------------------------------
THE GREAT ESCAPE    ILLINOIS                  Reg. No. 77,295      10/12/95             -          Casino services and restaurant
                    REGISTRATION                                                                   services
----------------------------------------------------------------------------------------------------------------------------------
THE GREAT ESCAPE    ILLINOIS                  Reg. No. 77,294      10/12/95             -          Retail store services
                    REGISTRATION
----------------------------------------------------------------------------------------------------------------------------------
CHICAGOLAND'S       ILLINOIS                  Reg. No. 74,175      3/8/94               -          Casino services
CASINO              REGISTRATION
----------------------------------------------------------------------------------------------------------------------------------
JUMPING JACKPOTS    ILLINOIS                  Reg. No. 1997-0231   5/12/97              -          Promotion of Casino services
                    REGISTRATION
----------------------------------------------------------------------------------------------------------------------------------
EMPRESS             ILLINOIS                  Reg. No. 069,775     1/22/92              -          Riverboat casino gambling, food
                    REGISTRATION                                                                   and beverage, and entertainment
----------------------------------------------------------------------------------------------------------------------------------
EMPRESS             ILLINOIS                  Reg. No. 069,776     1/2/92               -          Riverboat casino gambling, food
                    REGISTRATION                                                                   and beverage, and entertainment
----------------------------------------------------------------------------------------------------------------------------------

                             COMMON LAW TRADEMARKS

--------------------------------------------------------------------------------
MARK           STATUS              GOODS OR
                                   SERVICES
-------------------------------------------------------------------------------
YOU CAN        Search performed    Casino services
NEVER HAVE     under request of    and ancillary
TO MUCH FUN    client              services
-------------------------------------------------------------------------------
OASIS          Search performed    RV Park
               under request of
               client
-------------------------------------------------------------------------------
CLUB           Search performed    Nightclub
CHAMELEON      under request of
               client
-------------------------------------------------------------------------------
THE            In use              Restaurant
HARBORSIDE
STEAKHOUSE
-------------------------------------------------------------------------------
EMPRESSIVE     In use              Restaurant
BUFFET
-------------------------------------------------------------------------------
WAVES DELI     In use              Restaurant
-------------------------------------------------------------------------------
BLUE WATER     In use              Lounge
LOUNGE
-------------------------------------------------------------------------------
STEAKHOUSE     In use              Restaurant
ALEXANDRIA
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CAFE              In use         Restaurant
CASABLANCA
-------------------------------------------------------------------------------
MARRAKECH         In use         Restaurant
BUFFET
-------------------------------------------------------------------------------
PALACE            In use         Gift shop
TREASURES
-------------------------------------------------------------------------------
OASIS BAR         In use         Lounge
-------------------------------------------------------------------------------